UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 1, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the closing of the Vitro Acquisition (as defined below in Item 2.01), on September 1, 2015, Owens-Illinois Group, Inc. (“OI Group”), a direct, wholly-owned subsidiary of Owens-Illinois, Inc. (“OI Inc.”), and certain of OI Group’s direct and indirect subsidiaries entered into Amendment No. 2  (the “Credit Agreement Amendment”) in respect of its Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among OI Group and certain of its direct and indirect subsidiaries, Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General Inc., as Borrowers’ Agent and the other Agents, Arrangers and Lenders named therein (the “Credit Agreement”). The Credit Agreement Amendment provides for additional incremental availability under the dollar cap in the Credit Agreement of up to $1,250 million.

In addition, in connection with the closing of the Vitro Acquisition, on September 1, 2015, OI Group and certain of its direct and indirect subsidiaries entered into the First Incremental Amendment to the Credit Agreement (the “Incremental Amendment”). The Incremental Amendment included $1,250 million of senior secured incremental term loan facilities, comprised of (i) a $675 million term loan A facility (the “incremental term loan A facility”) subject to substantially the same terms and conditions (including as to maturity) as the term loan A facility in the Credit Agreement and (ii) a $575 million term loan B facility maturing seven years after the closing of the Vitro Acquisition using capacity under the Credit Agreement. The interest rate on the incremental term loan B facility is, at OI Group’s option, the Base Rate or the Eurocurrency Rate, as defined in the Credit Agreement, plus an applicable margin. The applicable margin for the term loan B facility is 2.75% for Eurocurrency Rate loans and 1.75% for Base Rate loans. The incremental term loan B facility is subject to a LIBOR floor of 0.75%. The Incremental Amendment obliges OI Group to make mandatory prepayments with excess cash flow, on an annual basis commencing with excess cash flow for the fiscal year ending December 31, 2016, on the terms and subject to the conditions set forth in the Credit Agreement.

The foregoing summary descriptions of the Credit Agreement Amendment and the Incremental Amendment are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement Amendment and the Incremental Amendment, which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and is incorporated herein by reference.

ITEM 2.01                                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 1, 2015, Owens-Brockway Glass Container Inc. (“OBGC”), an indirect, wholly-owned subsidiary of OI Group, completed the previously announced acquisition (the “Vitro Acquisition”) of the food and beverage glass containers business as conducted in the United States, Mexico and Bolivia of Vitro, S.A.B. de C.V., a Mexican sociedad anónima bursátil de capital variable, Distribuidora Álcali, S.A. de C.V., a Mexican sociedad anónima de capital variable, and Vitro Packaging, LLC, a U.S. limited liability company (the “Vitro Business”), pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), dated as of May 12, 2015. Pursuant to the terms of the Stock Purchase Agreement, OBGC acquired the Vitro Business for approximately $2.15 billion in cash, on a cash-free, debt-free basis, subject to a working capital adjustment and certain other adjustments. OBGC financed the Vitro Acquisition with the proceeds from its recently completed senior notes offering, cash on hand and the incremental term loan facilities described in Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the Stock Purchase Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Agreement, which was filed as Exhibit 2.1 to OI Group’s Amendment No. 1 to Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 13, 2015 and is incorporated herein by reference.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 of this Current Report on Form 8-K.

ITEM 8.01                                  OTHER EVENTS

Press Release for Completion of Vitro Acquisition

On September 1, 2015, OI Inc. issued a press release announcing the closing of the Vitro Acquisition. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Redemption of 7.375% Senior Notes due 2016

Also on September 1, 2015, OBGC notified U.S. Bank National Association (the “Trustee”) that OBGC has elected to redeem the entire outstanding principal amount (the “Redemption Amount”) of its 7.375% Senior Notes due 2016 (the “Notes”) on September 17, 2015 (the “Redemption Date”), pursuant to the Indenture, dated as of May 12, 2009, by and among OBGC, the guarantors named therein, including OI Group, and the Trustee (the “Indenture”).

In accordance with the terms of the Indenture, holders of the Notes will receive accrued and unpaid interest on the Redemption Amount plus the greater of: (1) 100% of the Redemption Amount and (2) the present value as of the Redemption Date (discounted from the scheduled payment date) of (i) 100% of the Redemption Amount plus (ii) the remaining scheduled payments of interest from the Redemption Date through May 15, 2016 (but excluding accrued and unpaid interest to the Redemption Date) computed using a discount rate equal to the Treasury Rate (as defined in the Indenture) plus 50 basis points.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                                                                 Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                                                                 Pro Forma Financial Information.

The pro forma financial information required to be filed by this Item will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                                                                 Exhibits.

Exhibit
No.	Description

2.1

Stock Purchase Agreement dated as of May 12, 2015 by and between Owens-Brockway Glass Container Inc. and Vitro, S.A.B. de C.V., Distribuidora Álcali, S.A. de C.V. and Vitro Packaging, LLC (filed as Exhibit 2.1 to OI Group’s Current Report on Form 8-K/A dated May 13, 2015, File No. 33-13061, and incorporated herein by reference).

10.1

Amendment No. 2, dated September 1, 2015, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents,

Arrangers and Lenders named therein.

10.2

First Incremental Amendment, dated September 1, 2015, to the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1	Press Release dated September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: September 3, 2015	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

2.1

Stock Purchase Agreement dated as of May 12, 2015 by and between Owens-Brockway Glass Container Inc. and Vitro, S.A.B. de C.V., Distribuidora Álcali, S.A. de C.V. and Vitro Packaging, LLC (filed as Exhibit 2.1 to OI Group’s Current Report on Form 8-K/A dated May 13, 2015, File No. 33-13061, and incorporated herein by reference).

10.1

Amendment No. 2, dated September 1, 2015, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

10.2

First Incremental Amendment, dated September 1, 2015, to Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1	Press Release dated September 1, 2015.